                                                                   EXHIBIT  10.9

CHORUS CORPORATION                          NORTH AMERICAN BANKING COMPANY                Loan Number       3003689
                                                                                                     -------------------------------
4900 CONSTELLATION DRIVE                    2230 ALBERT STREET                            Date     DECEMBER 14, 1999
                                                                                              --------------------------------------
VADNAIS HEIGHTS, MN  55127                  ROSEVILLE, MN  55113                          Maturity Date     DEC. 14, 2001
                                                                                                       -----------------------------
                                                                                          Loan Amount $ 600,000.00
                                                                                                       -----------------------------
                                                                                          Renewal Of
                                                                                                    --------------------------------
   BORROWER'S NAME AND ADDRESS                LENDER'S NAME AND ADDRESS                   SS/TIN: 41-1569588
   "I", "me" and "my" means each borrower     "You" and "your" means the lender, its
   above, together and separately.            successors and assigns.

I promise to pay you, at your address listed above, the PRINCIPAL sum of SIX HUNDRED THOUSAND AND NO/100* * * * * * * * * * * * *
                                                                         -----------------------------------------------------------
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * Dollars $ 600,000.00
---------------------------------------------------------------------------         ------------------------------------------------
|X| SINGLE ADVANCE: I will receive all of the loan amount on DECEMBER 14, 1999. There will be no additional advances under this
                                                             -----------------
note.
| | MULTIPLE ADVANCE: The loan amount shown above is the maximum amount I can borrow under this note. On
         I will receive $                   and future principal advances are permitted.
                         -------------------
         CONDITIONS:  The conditions for future advances are
                                                             -----------------------------------------------------------------------
         ---------------------------------------------------------------------------------------------------------------------------
         ---------------------------------------------------------------------------------------------------------------------------
         | | OPEN END CREDIT:  You and I agree that I may borrow up to the maximum amount more than one time.  All other conditions
             of this note apply to this feature.  This feature expires on                                           .
                                                                          ------------------------------------------
         | | CLOSED END CREDIT:  You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST:  I agree to pay interest on the outstanding principal balance from    DEC. 14, 1999     at the rate of 8.500% per year
                                                                             --------------------                -----
until FIRST CHANGE DATE .
      ------------------
|X| VARIABLE RATE: This rate may then change as stated below.

         |X|  INDEX RATE:  The future rate will be EQUAL TO the following index rate: WALL STREET JOURNAL PRIME RATE
                                                   --------                           ----------------------------------------------
         ---------------------------------------------------------------------------------------------------------------------------
         ---------------------------------------------------------------------------------------------------------------------------
         | |  NO INDEX:  The future rate will not be subject to any internal or external index.  It will be entirely in your control.
         |X|  FREQUENCY AND TIMING:  The rate on this note may change as often as DAILY                                            .
                                                                                 --------------------------------------------------
                  A change in the interest rate will take effect ON THE SAME DAY                                                   .
                                                                 ------------------------------------------------------------------
         | |  LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than                 %
                                                                                                                   ---------------
              or less than             %. The rate may not change more than             % each                                     .
                           ------------                                     ------------       ------------------------------------
         EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:
         |X| The amount of each scheduled payment will change.                 |X| The amount of the final payment will change.
         | |                                                                                                                       .
         ---------------------------------------------------------------------------------------------------------------------------
ACCRUAL METHOD:  You will calculate interest on a             ACTUAL/360                          basis.
                                                  -----------------------------------------------
POST MATURITY RATE:  I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
         |X|  on the same fixed or variable rate basis in effect before the maturity (as indicated above).
         | |  at a rate equal to                                                                                                   .
                               ----------------------------------------------------------------------------------------------------
|X|  LATE CHARGE:  If I make a payment more than     10     days after it is due, I agree to pay a late charge of 5.000% OF THE LATE
                                                 ----------                                                       ------------------
         PAYMENT WITH A MINIMUM OF $25.00                                                                                          .
         --------------------------------------------------------------------------------------------------------------------------
|X|  ADDITIONAL CHARGES:  In addition to interest, I agree to pay the following charges which  |X| are | | are not  included in the
         principal amount above:    SEE DISBURSEMENT AUTHORIZATION                                                                 .
                                 --------------------------------------------------------------------------------------------------
| |  AUTHORITY:  The interest rate and other charges for this loan are authorized by
                                                                                    ------------------------------------------------
PAYMENTS:  I agree to pay this note as follows:
|X|  INTEREST:  I agree to pay accrued interest ON THE 14TH DAY OF EACH MONTH BEGINNING JANUARY 14, 2000
                                                ------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
|X|  PRINCIPAL:  I agree to pay the principal DECEMBER 14, 2001
                                              --------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------------------

| |  INSTALLMENTS: I agree to pay this note in           payments. The first payment will be $                                will
                                               ---------                                      --------------------------------
be due                 . A payment of $               will be due                                      . The final payment of the
      -----------------                ---------------           --------------------------------------
entire unpaid balance of principal and interest will be due                                              .
                                                           ----------------------------------------------
ADDITIONAL TERMS:
BORROWER IS TO PROVIDE THE BANK WITH QUARTERLY PREPARED BUSINESS FINANCIAL STATEMENTS.

BORROWER IS TO PROVIDE THE BANK WITH AUDITED FISCAL YEAR END STATEMENTS WITHIN 30 DAYS OF PREPARATION NO LATER THAN 150 DAYS AFTER
YEAR END.

BORROWER TO MAINTAIN A MINIMUM TANGIBLE NET WORTH OF $2,000,000 AND A MINIMUM CURRENT RATIO OF 1.2.


| |  SECURITY: This note is separately secured by (describe separate      PURPOSE:  The purpose of this loan is BUSINESS:   PURCHASE
                                                                                                                --------------------
document by type and date):                                               COMMERCIAL LOT
                                                                          ----------------------------------------------------------
                                                                          SIGNATURE:  I AGREE TO THE TERMS OF THIS NOTE
                                                                          (INCLUDING THOSE ON PAGE 2).  I have received a copy on
(This section is for your internal use. Failure to list a separate        today's date.
 security document does not mean the agreement will not secure
 this note.)                                                              CHORUS CORPORATION
                                                                          ----------------------------------------------------------
Signature for Lender

X        /s/ Bradley G. Huckle                                            BY:    /s/  FRANK KRAEMER
--------------------------------------------------------------            ----------------------------------------------------------
BRADLEY G. HUCKLE                                                         FRANK C. KRAEMER, CFO


--------------------------------------------------------------            ----------------------------------------------------------

                                                                          ----------------------------------------------------------
UNIVERSAL NOTE

                                                                   (page 1 of 2)

DEFINITIONS: As used on page 1,

 "|X|" means the terms that apply to this loan.

"I," "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to as "us"). "You" or "your" means the Lender and its successors and assigns.
APPLICABLE LAW: Minnesota law controls this note. Any term of this note which violates Minnesota law is not effective, unless the law permits you and me to agree to a variation.
     If any provision of this agreement is unenforceable, the rest of the agreement remains in force. I may not change this agreement without your express written consent. Time is of the essence in this agreement.
PAYMENTS: You will apply each payment I make on this note to any amount I owe you for charges which are neither interest nor principal. You will apply the rest of each payment to any unpaid interest, and then to the unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note.
     I may prepay all or part of this loan without penalty unless we agree to something different on this note. Any partial prepayment I make will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).
INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If you give me my loan money in more than one advance, each advance will start to earn interest only when I receive it.
     The interest rate in effect on this note at any time will apply to all the money you advance at that time. Regardless of anything in this document that might imply otherwise, I will not pay and you will not charge a rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the credit you give me (before or after maturity).
     If you send any erroneous notice of interest, we mutually agree to correct it. If you collect more interest than the law and this agreement allow, you agree to refund it to me.
INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin, that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.
ACCRUAL METHOD: You will calculate the amount of interest I will pay on this loan using the interest rate and accrual method on page 1 of this note. When calculating interest, you will use the accrual method to determine the number of days in a "year." If you do not state an accrual method, you may use any reasonable accrual method to calculate interest.
POST MATURITY RATE: In deciding when the "Post Maturity Rate" (on page 1) applies, "maturity" means: 1.) The date of the last scheduled payment indicated on page 1 of this note, or; 2.) The date you accelerate payment on the note, whichever is earlier.
SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below.
MULTIPLE ADVANCE LOANS: If this is a multiple advance loan, you and I expect that you will make more than one advance of principal. If this is closed-end credit, I am not entitled to additional credit if I repay a part of the principal.
PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note. Or, you may demand immediate payment of the charges. SET-OFF: You may set off any amount due and payable under this note against any right I have to receive money from you.
     "Right to receive money from you" means:
     (1) any deposit account balance I have with you;
     (2) any money owed to me on an item presented to you or in your possession for collection or exchange; and
     (3) any repurchase agreement or other nondeposit obligation.
     "Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.
     If someone who has not agreed to pay this note also owns my right to receive money from you, your set-off right will apply to my interest in the obligation and to any other amounts I could withdraw on my sole request or endorsement.
     Your set-off right does not apply to an account or other obligation where my rights are only as a representative. It also does not apply to any Individual Retirement Account or other tax-deferred retirement account.
     You will not be liable for the dishonor of any check when the dishonor occurs because you set off this debt against one of my accounts. I will assume the liability and relieve you of all responsibility for any such claim that occurs if you set off this debt against one of my accounts.
REAL ESTATE OR RESIDENCE SECURITY: If I am giving you any real estate or a residence that is personal property, as security for this note, I have signed a separate security agreement. Default and your remedies for default are determined by applicable law and by the security agreement. Default and your remedies may also be determined by the "Default" and "Remedies" paragraphs below, to the extent they are not prohibited by law or contrary to the security agreement.
DEFAULT: I will be in default if any of the following happen:
     (1) I fail to make a payment on time or in the amount due;
     (2) I fail to keep the property insured, if required;
     (3) I fail to pay, or keep any promise, on any debt or agreement I have with you;
     (4) any other creditors of mine try to collect any debt I owe them through court proceedings;
     (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due);
     (6) I make any written statement or provide any financial information that is untrue or inaccurate when it was provided;
     (7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you;
     (8) any collateral security this note is used in a manner or for purpose which threatens confiscation by a legal authority;
     (9) I change my name or assume an additional name without first notifying you;
     (10) I fail to plant, cultivate and harvest crops in due season;
     (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land, or to the conversion of wetlands to produce an agricultural commodity, as explained in C.F.R. Part 1940, Subpart G, Exhibit M.
REMEDIES: If I am in default on this note, you have, but are not limited to, the following remedies:
     (1) You may demand immediate payment of everything I owe under this note;
     (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "SET-OFF" paragraph;
     (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using another remedy;
     (4) You may refuse to make advances to me or allow me to make credit purchases;
     (5) You may use any remedy you have under state or federal law.
     If you choose one of these remedies, you do not give up your right to use any other remedy later. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as default if it continues to happen again.
COLLECTION COSTS AND ATTORNEY'S FEES: I will pay all costs of collection, replevin (an action for the recovery of property wrongfully taken or detained), or any other or similar type of cost if I am in default.
     In addition, if you hire an attorney to collect this note, I will pay attorney's fees plus the costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I will also pay the reasonable attorney's fees and costs you are charged to collect this debt as awarded by any court under the Bankruptcy Code's jurisdiction.
WAIVER:  I give up my rights to require you to:
     (1) demand payment of amounts due (presentment);
     (2) obtain official certification of nonpayment (protest);
     (3) give notice that amounts due have not been paid (notice of dishonor).
     I waive any defenses I have based on suretyship or impairment of collateral.
     OBLIGATIONS INDEPENDENT: I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement).
     You may sue me alone, anyone else obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not been paid (notice of dishonor).
     You may, without notice, release any party to the agreement without releasing any other party.
     If you give up any of your rights, with or without notice, it will not affect my duty to pay this note.
     Any extension of new credit to any of us, or renewal of this note by all or less than all of us, will not release me from my duty to pay it. (Of course, you are entitled to only one payment in full.) You may extend this note or the debt represented by this note, or any portion of the note of debt, from time to time without limit or notice. You may do this without affecting my liability for payment of the note.
     I will not assign my obligation under this agreement without your prior written approval.
CREDIT INFORMATION: I authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency). I will provide you, at your request, accurate, correct and complete financial statements or information you need.
NOTICE: Unless otherwise required by law, you will give any notice to me by delivering it or mailing it by first class mail to my last known address. My current address is on page 1. I will inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address you give me.

  DATE OF     PRINCIPAL        BORROWER'S         PRINCIPAL          PRINCIPAL         INTEREST           INTEREST         INTEREST
TRANSACTION    ADVANCE          INITIALS           PAYMENTS           BALANCE            RATE             PAYMENTS           PAID
                             (not required)                                                                                THROUGH:
     /   /         $                                    $                 $                %                 $              /   /
     /   /         $                                    $                 $                %                 $              /   /
     /   /         $                                    $                 $                %                 $              /   /
     /   /         $                                    $                 $                %                 $              /   /
     /   /         $                                    $                 $                %                 $              /   /
     /   /         $                                    $                 $                %                 $              /   /
     /   /         $                                    $                 $                %                 $              /   /
     /   /         $                                    $                 $                %                 $              /   /
     /   /         $                                    $                 $                %                 $              /   /
     /   /         $                                    $                 $                %                 $              /   /
     /   /         $                                    $                 $                %                 $              /   /


                                                                   (page 2 of 2)

BORROWER'S NAME AND ADDRESS                  LENDER'S NAME AND ADDRESS                       LOAN DESCRIPTION (Loan)

CHORUS CORPORATION                           NORTH AMERICAN BANKING                          Number          3003689
                                                                                                    --------------------------
4900 CONSTELLATION DRIVE                     COMPANY
VADNAIS HEIGHTS, MN 55127                    2230 ALBERT STREET                              Amount $        600,000.00
                                                                                                     -------------------------
                                             ROSEVILLE, MN 55113
                                                                                             Date     DECEMBER 14, 1999
                                                                                                  ----------------------------

                               YEAR 2000 ADDENDUM

As part of Borrower's loan from Lender, describer above (Loan), Borrower agrees to take all measures necessary to assure that Borrower's information technology is in compliance with "Year 2000 requirements" and makes the following representations and warranties as set forth in this Addendum. "Year 2000 requirements" include analyzing, programming, and testing all information technology to accurately process date and time data, including, but not limited to, calculating, comparing, and sequencing functions. Year 2000 requirements apply to all processes that directly or indirectly affect Borrower's business, such as accounting and processing procedures, as well as basic electronic devices that are necessary to facility management, such as security systems, elevators, and telephones.

Borrower represents that Borrower has a Year 2000 business plan (Plan) in place to satisfy Year 2000 requirements. Borrower's Plan has been approved by Borrower's management and includes an allocation of resources necessary to complete the Plan as designed. Borrower agrees to allow Lender access to Borrower's Plan and, if requested by Lender, Borrower will provide access to Borrower's information technology systems to Lender or a third party for purposes of determining Borrower's progress made under the Plan. Borrower agrees that non-compliance with Borrower's Plan shall be deemed non-compliance with the terms of Borrower's Loan.

With respect to Borrower's Plan, Borrower warrants as follows: (1) the Plan includes a thorough Year 2000 assessment of all information technology systems used by Borrower; (2) the Plan includes processes to address and prepare for the interaction of Borrower's information technology systems with all external information technology systems that is customary or foreseeable in the course of operating Borrower's business; (3) the Plan provides for periodic evaluations of Borrower's progress under the Plan; (4) the Plan includes an allocation of resources to assure that the Plan is completed in a timely manner, as specified in the Plan and agreeable to Lender; and (5) the Plan includes contingency arrangements its for non-compliance with the Plan or the failure of Borrower's vendors, partners, customers, or other related entities to adequately address Year 2000 requirements.

To Lender's satisfaction, Borrower will keep Lender advised as to the progress and timeliness of Borrower's efforts to fulfill Year 2000 requirements. Borrower agrees that Lender has no responsibility for managing, advising, or executing any of Borrower's efforts to comply with Year 2000 requirements.

By signing below, Borrower acknowledges receipt of a copy of this Addendum and agrees to its terms as part of Borrower's Loan.

Dated    DECEMBER 14, 1999

For Borrower                                     For Lender


By X    /s/ Frank C. Kraemer                     By X    /s/ Bradley G. Huckle
     ----------------------------------               --------------------------
                                                 BRADLEY G. HUCKLE, PRESIDENT

     FRANK C. KRAEMER, CFO
     ----------------------------------
     Print Name and Title


By X
     ----------------------------------

     ----------------------------------
     Print Name and Title